UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06094

Exact name of registrant as specified in charter:	Aberdeen Latin America Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Item 1. Reports to Stockholders. –

Aberdeen Latin America Equity Fund, Inc.

Annual Report

December 31, 2013

Aberdeen

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Letter to Shareholders (unaudited)

December 31, 2013

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Latin America Equity Fund, Inc. (the “Fund”) for the twelve-month period ended December 31, 2013. The Fund’s principal investment objective is to seek long-term capital appreciation by investing primarily in Latin American equity securities.

Total Return Performance

For the year ended December 31, 2013, the total return to shareholders of the Fund net of fees, based on the net asset value (“NAV”) of the Fund, was (13.2%), assuming reinvestment of dividends and distributions, versus a return of (13.4%) for the Fund’s benchmark, the MSCI Emerging Markets Latin America Index (“MSCI EM Latin America Index”). The Fund’s total return for the year ended December 31, 2013 is based on the reported NAV at period end.

Share Price and NAV

For the year ended December 31, 2013, based on market price, the Fund’s total return was (13.4%), assuming reinvestment of dividends and distributions. The Fund’s share price decreased (22.6%) over the twelve months, from $36.24 on December 31, 2012 to $28.05 on December 31, 2013. The Fund’s share price on December 31, 2013 represented a discount of 10.2% to the NAV per share of $31.22 on that date, compared with a discount of 9.9% to the NAV per share of $40.23 on December 31, 2012.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the fiscal year ended December 31, 2013 and fiscal year ended December 31, 2012, the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeenlaq.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, conduct portfolio charting and other timely data.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

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Please contact Aberdeen Asset Management Inc. by:

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•   Emailing InvestorRelations@aberdeen-asset.com;

•   Visiting Aberdeen Closed-End Fund Center at
http://www.aberdeen-asset.us/aam.nsf/usclosed/home;

•   Visiting www.aberdeenlaq.com.

Yours sincerely,

Christian Pittard
President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Latin America Equity Fund, Inc.	1

Report of the Investment Adviser (unaudited)

December 31, 2013

Market/Economic Review

Latin American stock markets fell during the 2013 calendar year, underperforming the broader emerging markets asset class amid a period of significant volatility. Markets began the year on a positive note, buoyed by an improving global economic backdrop. In May 2013, however, the U.S. Federal Reserve’s (Fed) indication that it might begin scaling back its asset purchase program sparked a sell-off. In addition, fears of a slowdown in the Chinese economy weighed on Latin American exporters that rely on Chinese demand. Towards the end of the year, market sentiment improved following a U.S. debt deal and positive economic data from China. However, gains were reversed as improving U.S. data led the Fed to announce that it would start trimming its bond purchases in January 2014, which triggered fears of increased fund outflows from Latin America. Currency weakness and lackluster commodity prices put further pressure on Latin American stock markets.

Fund Performance Review

With about 70% of the Fund in Brazilian Real-denominated assets, the significant depreciation of the Real versus most major global currencies was the key driver of the Fund’s absolute performance for the 12-month period ended December 31, 2013.

At the stock level, weakness in the Fund’s Brazilian holdings was counterbalanced by good stock selection in Mexico, Chile and Argentina. In Brazil, consumer-focused holdings, including retailers Arezzo Industria e Comercio S.A. and Lojas Renner S.A., shopping mall operator Multiplan Emreendimento Imobiliarious S.A. and cosmetics maker Natura Cosmeticos S.A., were among the main detractors from performance, reflecting the muted consumer spending environment. The lack of exposure to Mexico’s America Movil also had a negative impact. Shares in the telecommunications company rose after its attempt to take over Dutch firm KPN was blocked by the latter’s shareholders.

Conversely, the Fund’s holdings in airport operators OMA and Asur performed well, thanks to robust passenger traffic growth and investor optimism about Mexico’s prospects. Brazilian lender Banco Bradesco also outperformed versus the overall market on the back of improving asset quality and good loan growth. Shares of the Fund’s sole Argentine holding, steel-pipe manufacturer Tenaris S.A., were buoyed by investor confidence in the U.S. economic recovery and hopes that Mexican energy sector reforms would boost demand for its products.

Asset allocation during the annual period had a positive impact on Fund performance, aided by the exposure to Argentina, which is not represented in the benchmark MSCI Emerging Markets (EM) Latin America Index, as well as the lack of exposure to Peru, which was the worst-performing Latin American market.

Outlook

After a difficult 2013, we think that market sentiment may remain cautious going into 2014. The pace of Fed tapering of its monetary easing policy is likely to continue to affect investor sentiment, in our opinion, despite the positive economic implications of a U.S. recovery. We believe that Mexico’s energy reform bodes well for growth in the medium term, but higher taxes under the fiscal reform could drag on consumption growth in the near term. With elections scheduled for October 2014, we feel that the Brazilian government could maintain its focus on combating stubborn inflation, which may prove challenging in an environment of subdued growth. In Chile, the policy initiatives of the newly-elected president, Michelle Bachelet, likely will be closely watched, as she has pledged to raise corporate taxes to fund social spending. Despite the uncertainty, we think that Latin American economies may continue to be buoyed by an expanding consumer class, still-healthy foreign direct investment and relatively low levels of government debt. We believe that the companies that the Fund holds are positioned to do well, even in leaner times.

Aberdeen Asset Managers Limited

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Computershare Trust Company, N.A., the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This may be a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

2	Aberdeen Latin America Equity Fund, Inc.

Portfolio Summary (unaudited)

December 31, 2013

The following chart summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. An industry classification standard sector can include more than one industry group. As of December 31, 2013, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by S&P’s Global Industry Classification Standard sectors, are comprised of several industry groups.

Asset Allocation by Sector

Top 10 Holdings (unaudited)

December 31, 2013

	Holding	Sector	Country	Percent of Net Assets
1.	Banco Bradesco S.A.	Commercial Banks	Brazil	8.7%
2.	Vale S.A., ADR	Metals & Mining	Brazil	8.4%
3.	Petroleo Brasileiro S.A., SPON ADR	Oil, Gas & Consumable Fuels	Brazil	7.7%
4.	Grupo Financiero Banorte S.A.B. de C.V.	Commercial Banks	Mexico	5.8%
5.	Itau Unibanco Holding S.A., PN, ADR	Commercial Banks	Brazil	5.6%
6.	Fomento Economico Mexicano S.A.B. de C.V., ADR	Beverages	Mexico	4.4%
7.	Ultrapar Participacoes S.A.	Oil, Gas & Consumable Fuels	Brazil	4.4%
8.	AMBEV S.A.	Beverages	Brazil	4.0%
9.	Lojas Renner S.A.	Multiline Retail	Brazil	3.7%
10.	Multiplan Empreendimentos Imobiliarios S.A.	Real Estate Management & Development	Brazil	3.6%

Aberdeen Latin America Equity Fund, Inc.	3

Total Investment Returns (unaudited)

December 31, 2013

The following table summarizes Fund performance compared to the MSCI EM Latin America index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods annualized ended December 31, 2013.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	(13.15)%	(2.67)%	18.81%	17.75%
Market Value	(13.38)%	(3.54)%	19.85%	18.26%
MSCI EM Latin America Index	(13.36)%	(8.76)%	12.15%	14.53%

Aberdeen Asset Managers Limited has entered into a written contract with the Fund to waive fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. This contract aligns with the term of the advisory agreement and may not be terminated prior to the next annual consideration of the advisory agreement. Returns represent past performance. Total investment return at net asset value is based on changes in the net asset value of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Total investment return at market value is based on changes in the market price at which the shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total return is based on the reported NAV on each annual period. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available by calling 866-839-5205.

The gross expense ratio is 1.14%. The net expense ratio after fee waivers is 1.12%.

4	Aberdeen Latin America Equity Fund, Inc.

Portfolio of Investments

December 31, 2013

No. of Shares	Description	Value
LONG-TERM EQUITY SECURITIES—104.9%
ARGENTINA—3.5%
ENERGY EQUIPMENT & SERVICES—3.5%
188,000	Tenaris S.A., ADR (cost $6,616,597)	$ 8,213,720
BRAZIL—69.1%
BEVERAGES—4.0%
1,276,830	AMBEV S.A.	9,373,613
COMMERCIAL BANKS—14.5%
1,493,970	Banco Bradesco S.A.	20,231,998
36,930	Banco Itaú Holding Financeira S.A., PN	490,730
966,114	Itau Unibanco Holding S.A., PN, ADR	13,110,167
		33,832,895
COMMERCIAL SERVICES & SUPPLIES—0.9%
154,200	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	2,104,584
DIVERSIFIED FINANCIAL SERVICES—1.5%
757,563	BM&F Bovespa S.A.	3,551,403
FOOD PRODUCTS—1.7%
191,368	BRF S.A.	3,994,860
HEALTH CARE PROVIDERS & SERVICES—1.5%
831,000	Odontoprev S.A.	3,462,427
MACHINERY—1.2%
204,844	WEG S.A.	2,705,495
METALS & MINING—11.3%
307,800	Bradespar S.A., PN	3,272,067
1,277,359	Vale S.A., ADR	19,479,725
251,117	Vale S.A., PN, ADR	3,518,149
		26,269,941
MULTILINE RETAIL—3.7%
333,096	Lojas Renner S.A.	8,612,422
OIL, GAS & CONSUMABLE FUELS—12.4%
46,000	Petroleo Brasileiro S.A., ADR	633,880
1,221,433	Petroleo Brasileiro S.A., SPON ADR	17,942,851
431,000	Ultrapar Participacoes S.A., ADR	10,193,149
		28,769,880
PERSONAL PRODUCTS—2.4%
319,000	Natura Cosmeticos S.A.	5,593,739
REAL ESTATE MANAGEMENT & DEVELOPMENT—3.6%
393,334	Multiplan Empreendimentos Imobiliarios S.A.	8,319,325
ROAD & RAIL—1.7%
274,050	Localiza Rent a Car S.A.	3,865,798

See Note to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	5

Portfolio of Investments (continued)

December 31, 2013

No. of Shares	Description	Value
LONG-TERM EQUITY SECURITIES (continued)
BRAZIL (continued)
SOFTWARE—1.1%
156,000	Totvs S.A.	$ 2,443,895
SPECIALTY RETAIL—2.2%
397,000	Cia Hering	5,031,387
TEXTILES, APPAREL & LUXURY GOODS—2.3%
432,277	Arezzo Industria e Comercio S.A.	5,450,987
TOBACCO—1.5%
338,000	Souza Cruz S.A.	3,454,140
TRANSPORTATION INFRASTRUCTURE—1.6%
289,400	Wilson Sons Limited, BDR	3,792,836
	Total Brazil (cost $146,329,031)	160,629,627
CHILE—6.9%
AIRLINES—0.2%
23,143	Latam Airlines Group S.A.	362,483
BEVERAGES—1.1%
318,000	Embotelladora Andina S.A., PNB	1,458,521
540,000	Viña Concha y Toro S.A.	1,007,137
		2,465,658
CHEMICALS—0.2%
18,800	Sociedad Química y Minera de Chile S.A., PNB	478,721
COMMERCIAL BANKS—1.3%
11,653,724	Banco de Chile	1,685,792
25,113,969	Banco Santander Chile	1,452,973
		3,138,765
ELECTRIC UTILITIES—0.5%
3,780,000	Enersis S.A.	1,133,029
INDUSTRIAL CONGLOMERATES—0.1%
18,518	Antarchile S.A.	249,515
IT SERVICES—0.6%
592,000	Sonda S.A.	1,419,583
MULTILINE RETAIL—0.3%
77,000	S.A.C.I. Falabella	691,674
OIL, GAS & CONSUMABLE FUELS—0.6%
98,000	Empresas COPEC S.A.	1,313,008
PAPER & FOREST PRODUCTS—0.3%
298,570	Empresas CMPC S.A.	727,376
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.5%
692,000	Parque Arauco S.A.	1,277,457

See Note to Financial Statements.

6	Aberdeen Latin America Equity Fund, Inc.

Portfolio of Investments (continued)

December 31, 2013

No. of Shares		Description	Value
LONG-TERM EQUITY SECURITIES (continued)
CHILE (continued)
WATER UTILITIES—1.2%
84,144		Inversiones Aguas Metropolitanas S.A., ADR(a)(b)(c)	$ 2,857,648
		Total Chile (cost $11,630,400)	16,114,917
COLOMBIA—3.0%
COMMERCIAL BANKS—1.4%
268,000		Bancolombia S.A.	3,307,648
FOOD & STAPLES RETAILING—1.6%
233,901		Almacenes Exito S.A.	3,635,767
		Total Colombia (cost $6,902,376)	6,943,415
MEXICO—22.1%
BEVERAGES—4.4%
104,402		Fomento Economico Mexicano S.A.B. de C.V., ADR	10,217,824
COMMERCIAL BANKS—5.8%
1,937,097		Grupo Financiero Banorte S.A.B. de C.V.	13,551,445
FOOD & STAPLES RETAILING—4.4%
1,339,000		Organización Soriana S.A.B. de C.V.(d)	4,820,051
2,048,000		Wal-Mart de México S.A.B. de C.V., Series V	5,377,049
			10,197,100
HOUSEHOLD PRODUCTS—2.6%
2,119,700		Kimberly-Clark de Mexico S.A.B. de C.V.	6,027,991
TRANSPORTATION INFRASTRUCTURE—4.9%
190,000		Grupo Aeroportuario del Centro Norte S.A.B. de C.V., ADR(d)	5,073,000
51,134		Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	6,372,830
			11,445,830
		Total Mexico (cost $24,546,828)	51,440,190
PERU—0.2%
CONSTRUCTION & ENGINEERING—0.2%
20,384		Grana y Montero S.A., ADR (cost $416,510)(d)	432,752
GLOBAL—0.1%
VENTURE CAPITAL—0.1%
2,237,292	(e)	Emerging Markets Ventures l, L.P. (cost $785,672)(b)(c)(d)(f)(g)	95,465
		Total Long-Term Equity Securities (cost $197,227,414)	243,870,086

See Note to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	7

Portfolio of Investments (concluded)

December 31, 2013

Principal Amount (000’s)	Description	Value
SHORT-TERM INVESTMENT—1.2%
UNITED KINGDOM—1.2%
$2,765	Citibank London, overnight deposit, 0.03%, 01/02/14 (cost $2,765,000)	$ 2,765,000
	Total Investments—106.1% (cost $199,992,414)	246,635,086
	Liabilities in Excess of Cash and Other Assets—(6.1)%	(14,104,374)
	Net Assets—100.0%	$ 232,530,712

(a)         SEC Rule 144A security. Such securities are traded only among “qualified institutional buyers.”

(b)        Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Directors. See Note (2).

(c)         Illiquid Security.

(d)        Non-income producing security.

(e)         Represents contributed capital.

(f)           Restricted security, not readily marketable. (See Note 6).

(g)        As of December 31, 2013, the aggregate amount of open commitments for the Fund is $262,708. (See Note 6).

ADR      American Depositary Receipts.

BDR      Brazilian Depositary Receipts.

PN     Preferred Shares.

PNB       Preferred Shares, Class B.

See Notes to Financial Statements.

8	Aberdeen Latin America Equity Fund, Inc.

Statement of Assets and Liabilities

As of December 31, 2013

Assets

Investments, at value (Cost $199,992,414)	$246,635,086
Cash (including $936,036 of foreign currencies with a cost of $1,078,248)	936,126
Dividends receivable	587,424
Prepaid expenses and other assets	42,053
Total assets	248,200,689

Liabilities
Dividends and Distributions (Note 2)	14,704,862
Investment advisory fees payable (Note 3)	519,444
Administration fees payable (Note 3)	52,472
Investor relations fees payable (Note 3)	20,922
Directors’ fees payable	8,275
Chilean repatriation taxes (Note 2)	202,159
Accrued expenses and other liabilities	161,843
Total liabilities	15,669,977

Net Assets	$232,530,712

Net Assets consist of
Capital stock, $0.001 par value (Note 5)	$7,449
Paid-in capital	185,585,048
Distributions in excess of net investment income	(483,826)
Accumulated net realized gain on investments and foreign currency related transactions	783,918
Net unrealized appreciation on investments and foreign currency translation	46,638,123
Net Assets applicable to shares outstanding	$232,530,712
Net asset value per share, based on 7,448,517 shares issued and outstanding	$31.22

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.	9

Statement of Operations

For the Year Ended December 31, 2013

Investment Income

Income:
Dividends and other income	$ 8,507,758
Less: Foreign taxes withheld	(575,938)
Total investment income	7,931,820

Expenses:
Investment advisory fees (Note 3)	2,272,154
Custodian’s fees and expenses	208,850
Directors’ fees and expenses	186,331
Administration fees (Note 3)	167,307
Investor relations fees and expenses (Note 3)	76,170
Independent auditor’s fees and expenses	63,480
Insurance expense	60,583
Reports to shareholders and proxy solicitation	58,650
Transfer agent’s fees and expenses	23,546
Legal fees and expenses	11,330
Miscellaneous	27,284
Chilean repatriation taxes (Note 2)	20,554
Total expenses	3,176,239
Less: Fee waivers (Note 3)	(51,808)
Net expenses	3,124,431

Net investment income	4,807,389

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Related Transactions
Net realized gain/(loss) on:
Investment transactions*	11,494,135
Foreign currency transactions	(175,276)
Net change in unrealized depreciation of investments and foreign currency translation (Note 2)	(58,063,042)
Net realized and unrealized loss on investments and foreign currency transactions	(46,744,183)
Net Decrease in Net Assets Resulting from Operations	$ (41,936,794)

* Includes realized gain distributions from underlying venture capital investments of $64,591.

See Notes to Financial Statements.

10	Aberdeen Latin America Equity Fund, Inc.

Statements of Changes in Net Assets

	For the	For the
	Year Ended December 31, 2013	Year Ended December 31, 2012

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$4,807,389	$4,122,294
Net realized gain on investments and foreign currency related transactions	11,318,859	19,475,147
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(58,063,042)	40,491,565
Net increase/(decrease) in net assets resulting from operations	(41,936,794)	64,089,006

Dividends and distributions to shareholders from:
Net investment income	(2,950,879)	(3,045,103)
Net realized gain on investments	(22,156,582)	(8,973,824)
Total dividends and distributions to shareholders	(25,107,461)	(12,018,927)
Total increase/(decrease) in net assets resulting from operations	(67,044,255)	52,070,079

Net Assets
Beginning of year	299,574,967	247,504,888
End of year*	$232,530,712	$299,574,967

* Includes distributions in excess of net investment income of $(483,826) and $(1,863,736), respectively.

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.		11

Financial Highlights

	For the Fiscal Years Ended December 31,
	2013		2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE(a)
Net asset value, beginning of year	$40.22		$33.23	$41.95	$43.41	$21.26
Net investment income	0.65		0.55	0.71	0.44	0.58
Net realized and unrealized gain/(loss) on investments and foreign currency related transactions	(6.28)		8.05	(7.44)	8.19	22.54
Net increase/(decrease) in net assets resulting from operations	(5.63)		8.60	(6.73)	8.63	23.12
Dividends and distributions to shareholders:
Net investment income	(0.40)		(0.41)	(0.65)	(0.47)	(1.00)
Net realized gain	(2.97)		(1.20)	(1.34)	(9.62)	–
Total dividends and distributions to shareholders	(3.37)		(1.61)	(1.99)	(10.09)	(1.00)
Anti-dilutive impact due to capital shares tendered	–		–	–	–	0.03
Net asset value, end of year	$31.22		$40.22	$33.23	$41.95	$43.41
Market value, end of year	$28.05		$36.24	$30.10	$38.72	$39.42
Total Investment Return Based on:(b)
Market value	(13.38%	)	25.53%	(17.47% )	24.75%	120.93%
Net asset value	(13.13%	)(d)	26.20% (d)	(15.90% )	22.74%	109.30%
Ratio/Supplementary Data
Net assets, end of year (000 omitted)	$232,531		$299,575	$247,505	$312,472	$265,101
Average net assets (000 omitted)	$278,822		$277,904	$291,612	$268,440	$194,682
Ratio of expenses to average net assets, net of fee waivers(c)	1.12%		1.16%	1.18%	1.35%	1.28%
Ratio of expenses to average net assets, excluding fee waivers(c)	1.14%		1.18%	1.18%	1.35%	1.28%
Ratio of expenses to average net assets, excluding fees waivers and taxes	1.11%		1.14%	1.16%	1.27%	1.21%
Ratio of net investment income to average net assets	1.72%		1.48%	1.82%	1.03%	1.84%
Portfolio turnover rate	14.36%		16.47%	11.93%	7.52%	75.70%

(a)         Based on average shares outstanding.

(b)        Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(c)         Ratios include the effect of Chilean taxes.

(d)        The total return shown above includes the impact of financial statement rounding of the NAV per share.

See Notes to Financial Statements.

12	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements

December 31, 2013

1. Organization

Aberdeen Latin America Equity Fund, Inc. (the “Fund”) was incorporated in Maryland on April 17, 1990 and commenced investment operations on October 30, 1991. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end, management investment company. The Fund trades on the NYSE MKT under the ticker symbol “LAQ”.

The Fund seeks long-term capital appreciation by investing primarily in Latin American equity securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

(a) Security Valuation:

The Fund is required to value its securities at fair market value, which is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotation is not readily available or is deemed unreliable (for reasons other than because the foreign exchange on which they trade closed prior to the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee (which is appointed by the Board of Directors), taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

The Fund also invests in a venture capital private placement security, which represented 0.04% of the net assets of the Fund as of December 31, 2013. The capital private placement security is deemed to be a restricted security. In the absence of readily ascertainable market values this security is valued at fair value as determined in good faith by, or under the direction of the Board, under procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although this security may be resold in privately negotiated transactions, the price realized on such sales could differ from the price originally paid by the Fund or the current carrying values, and the difference could be material. This security is categorized as Level 3 investment. Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these venture capital investments.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The

Aberdeen Latin America Equity Fund, Inc.	13

Notes to Financial Statements (continued)

December 31, 2013

hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable input, including adjusted quoted prices in active markets for identical assets and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The following is a summary of the inputs used as of December 31, 2013 in valuing the Fund’s investments carried at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at value	Level 1	Level 2	Level 3	Balance as of 12/31/2013
Long-Term Investments
Venture Capital	$–	$–	$95,465	$95,465
Water Utilities	–	2,857,648	–	2,857,648
Other	240,916,973	–	–	240,916,973
Short-Term Investments	–	2,765,000	–	2,765,000
Total	$240,916,973	$5,622,648	$95,465	$246,635,086

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. For the year ended December 31, 2013, there have been no transfers between levels and no significant changes to the fair valuation methodologies.

The significant unobservable inputs used in the fair value measurement of the Fund’s venture capital holdings are audited financial statements, expenses incurred from the partnership, interim financial statements, capital calls, and distributions. These unobservable inputs are used by taking the most recent quarterly valuation statements and adjusting the value using the unobservable inputs mentioned above. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

	Fair Value at 12/31/13	Valuation Technique	Unobservable Inputs	Range
Venture Capital	$95,465	Partner Capital Value/Net Asset Value	Capital Calls & Distributions	$0 – ($47,865)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 12/31/2012	Accrued discounts/ premiums	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Capital Contributed	Distributions/ Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/2013
Venture Capital	$185,775	$–	$(871,918)	$810,437	$58,182	$(87,011)	$–	$–	$95,465
Total	$185,775	$–	$(871,918)	$810,437	$58,182	$(87,011)	$–	$–	$95,465

Change in unrealized appreciation/depreciation relating to Level 3 investments still held at December 31, 2013 is $(3,621).

14	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2013

(b) Short-Term Investment:

The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co. (“BBH & Co.”), the Fund’s custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

(c) Foreign Currency Translations:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(I)             market value of investment securities, other assets and liabilities at the rate of exchange at the Valuation Time; and

(II)          purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. When the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(d) Security Transactions and Investment Income:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

(e) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for passive foreign investment companies, wash sales, foreign taxes passed through to shareholders, investments in partnerships, and foreign currencies.

(f) Federal Income Taxes and Foreign Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Income received by the Fund from sources within certain Latin America countries may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

The Fund incurs foreign Chilean taxes on income and realized gains generated from Chilean securities with no Chilean market presence. For the year ended December 31, 2013, the Fund incurred $20,554 of such expenses. The Fund also accrues foreign Chilean taxes on securities with little to no Chilean market presence in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of unrealized gains. As of December 31, 2013 there was no accrual necessary.

Aberdeen Latin America Equity Fund, Inc.	15

Notes to Financial Statements (continued)

December 31, 2013

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four years up to the year ended December 31, 2013 are subject to such review.

(g) Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

3. Agreements and Transactions with Affiliates and Other Service Providers

(a) Investment Adviser:

Aberdeen Asset Managers Limited (“AAML”) serves as the Fund’s investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAML receives, as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts above $150 million. Effective March 6, 2013, AAML has agreed to contractually waive a portion of its advisory fee. Prior to March 6, 2013, AAML voluntarily waived an equal portion of its advisory fee. For the year ended December 31, 2013, AAML earned $2,272,154 for advisory services, of which AAML waived $51,808.

(b) Fund Administration:

BBH & Co. is the U.S. Administrator for the Fund and certain other funds advised by AAML and its affiliates (collectively the “Funds”). The Funds pay BBH & Co. a monthly administration and fund accounting service fee at an annual rate of 0.02% of the Funds’ aggregate assets up to $250 million, 0.015% for the next $250 million and 0.01% in excess of $500 million.

The Fund pays its pro rata portion of the fee based on its level of assets with a monthly minimum of $2,500. For the year ended December 31, 2013, BBH & Co. earned $41,191 from the Fund for administrative and fund accounting services.

BTG Pactual Chile S.A. Administradora de Fondos de Inversien de Capital Extranjero (formerly, Celfin Capital S.A. Administradora de Fondos de Capital Extranjero) (“BTG Pactual Chile”) serves as the Fund’s Chilean administrator. For its services, BTG Pactual Chile is paid an annual fee by the Fund equal to the greater of 2,000 Unidad de Fomentos (“U.F.s”) or 0.10% of the Fund’s average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of pocket expenses not to exceed 500 U.F.s. In addition, an accounting fee is also paid to BTG Pactual Chile. For the year ended December 31, 2013, the administration fees and accounting fees earned by BTG Pactual Chile from the Fund amounted to $116,503 and $9,613, respectively.

Please see Note 11, “Subsequent Events” for more information.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAML, serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the year ended December 31, 2013, the Fund incurred fees of approximately $74,424 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Director Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the year ended December 31, 2013, 1,688 shares were purchased pursuant to the Directors compensation plan. As of December 31, 2013, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

For the year ended December 31, 2013, Fund purchases and sales of securities, other than short-term investments, were $39,580,916 and $58,455,174, respectively.

16	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (continued)

December 31, 2013

5. Capital

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. As of December 31, 2013 there were 7,448,517 common shares issued and outstanding.

6. Restricted Securities

Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Cost	Fair Value at 12/31/13	Percent of Net Assets	Distributions Received	Open Commitments
Emerging Markets Ventures l, L.P.	01/22/98 – 01/10/06	$785,672	$95,465	0.04	$2,558,766	$262,708
Total		$785,672	$95,465	0.04	$2,558,766	$262,708

The Fund may incur certain costs in connection with the disposition of the above securities.

7. Open Market Repurchase Program

The Board authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value and when the Fund’s shares are trading at a discount to net asset value of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. The Board has instructed Fund management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund’s website on a monthly basis. For the year ended December 31, 2013, the Fund did not repurchase shares through this program.

8. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include, among others, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(b) Risks Associated with Latin American Markets:

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in Latin American countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of Latin American country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

(c) Risks of concentrating investments in Brazil:

The Fund’s performance will be influenced by political, social and economic factors affecting Brazil. Special risks include exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, lack of comprehensive company information, political instability and differing accounting and legal standards. Because the Fund’s investments are concentrated in Brazil, the Fund’s performance could be more volatile than that of more geographically diversified funds.

As an emerging market, the Brazilian market tends to be more volatile than the markets of more mature economies, and generally has a less diverse and less mature economic structure and a less stable political system than those of developed countries. Certain political, economic, legal and currency risks have contributed to a high level of price volatility in the Brazilian equity and currency markets and could adversely affect investments in the Fund. Brazil has historically experienced high rates of inflation and may continue to do so. Inflationary pressures may slow the rate of growth of the Brazilian economy and may lead to further government intervention in the economy, which could adversely affect the fund’s investments. Brazil continues to suffer from chronic structural public sector deficits. Unanticipated political or social developments may result in increased volatility in the Fund’s share price and sudden and significant investment losses.

Aberdeen Latin America Equity Fund, Inc.	17

Notes to Financial Statements (continued)

December 31, 2013

(d) Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 10% of its assets (at the time of commitment) in illiquid equity securities, including securities of venture capital funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the venture capital funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund's investments and the net unrealized appreciation as of December 31, 2013 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$200,126,460	$74,861,494	$(28,352,868)	$46,508,626

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the fiscal years ended December 31, 2013 and December 31, 2012 was as follows:

	December 31, 2013	December 31, 2012
Distributions paid from:
Ordinary income	$3,559,088	$3,079,217
Long-term capital gains	$21,548,373	$8,939,710
Total tax character of distributions	$25,107,461	$12,018,927

At December 31, 2013, the components of accumulated earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income	434,137
Other book/tax differences	(134,046)
Unrealized appreciation	$46,638,123
Total accumulated earnings	$46,938,214

During the year ended December 31, 2013, the Fund did not have any and, therefore, did not utilize any capital loss carryforwards. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the year ended December 31, 2013, $476,600 has been reclassified from undistributed net investment income and $476,600 to accumulated net realized gain on investments and foreign currency related transactions as a result of permanent differences primarily attributable to partnership investments, foreign currencies, and dividend redesignations. These reclassifications have no effect on net assets or net asset values per share.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the

18	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (concluded)

December 31, 2013

financials statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2013.

On December 10, 2013, the Board of Directors approved a transition of services from BBH & Co., the Fund's administrator and custodian, to AAMI and State Street Bank and Trust Company ("State Street"). AAMI was approved as the Fund's administrator pursuant to an Administration Agreement between the Fund and AAMI, under which the Fund will pay AAMI 0.08% of the Fund's average net monthly assets, computed monthly. State Street will serve as the Fund's sub-administrator pursuant to a Sub-Administration Agreement between AAMI and State Street, under which AAMI will pay State Street a sub-administration fee. The Board approved State Street as the Fund's custodian, to serve pursuant to a Custodian Agreement between the Fund and State Street. Management anticipates that the transition of services from BBH & Co. to AAMI and State Street will be complete as of April 1, 2014.

Aberdeen Latin America Equity Fund, Inc.	19

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Aberdeen Latin America Equity Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Aberdeen Latin America Equity Fund, Inc. (the "Fund") at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and venture capital issuers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
February 27, 2014

20	Aberdeen Latin America Equity Fund, Inc.

Tax Information (unaudited)

The following information is provided with respect to the distributions paid by The Latin America Equity Fund, Inc. during the fiscal year ended December 31, 2013:

Payable Date	Total Cash Distribution	Long-Term Capital Gain	Net Ordinary Dividends	Foreign Taxes Paid(1)	Gross Ordinary Dividend	Qualified Dividends(2)	Foreign Source Income
10/18/13	1.396600	1.3682	0.02840	0.038661	0.067061	0.031679	100%
01/17/14	1.974200	1.56608	0.40812	0.038661	0.446781	0.211059	100%

(1)

The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

(2)	The Fund hereby designates the amount indicated above or the maximum amount allowable by law.

Aberdeen Latin America Equity Fund, Inc.	21

Supplemental Information (unaudited)

Board Approval of Investment Advisory Agreement

The Investment Company Act of 1940 (the "1940 Act") and the terms of the investment advisory agreement (the "Advisory Agreement") between the Aberdeen Latin America Equity Fund, Inc. (the "Fund") and Aberdeen Asset Managers Limited (the "Adviser") require that, the Advisory Agreement be approved annually at an in-person meeting by the Board of Directors (the "Board"), including a majority of the Directors who have no direct or indirect interest in the Advisory Agreement and are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors").

At its in-person meeting on December 10, 2013, the Board voted unanimously to renew the Advisory Agreement between the Fund and the Adviser. In considering whether to approve the renewal of the Fund's Advisory Agreement, the Board members received and considered a variety of information provided by the Adviser relating to the Fund, the Advisory Agreement and the Adviser, including comparative performance, fee and expense information of a peer group of funds selected by Strategic Insight Mutual Fund Research and Consulting, LLC ("SI"), an independent third-party provider of investment company data, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The Board's materials also included: (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund's performance benchmark; (ii) information on the Fund's advisory fees and other expenses, including information comparing the Fund's expenses to those of a peer group of funds and information about any applicable expense limitations and fee "breakpoints"; (iii) information about the profitability of the Advisory Agreement to the Adviser; (iv) a report prepared by the Adviser in response to a request submitted by the Independent Directors' independent legal counsel on behalf of such Directors; and (v) a memorandum from the Independent Directors' independent legal counsel on the responsibilities of the Board of Directors in considering approval of the investment advisory arrangement under the 1940 Act and Maryland law.

The Board also considered other matters such as: (i) the Adviser's financial results and financial condition, (ii) each Fund's investment objective and strategies, (iii) the Adviser's investment personnel and operations, (iv) the procedures employed to determine the value of the Fund's assets, (v) the allocation of the Fund's brokerage, and the use, if any, of "soft" commission dollars to pay the Fund's expenses and to pay for research and other similar services, (vi) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vii) possible conflicts of interest. Throughout the process, the Board members were afforded the opportunity to ask questions of and request additional information from management.

The Independent Directors were advised by separate independent legal counsel throughout the process. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding consideration of the renewal of the Advisory Agreement. In considering whether to approve the continuation of the Advisory Agreement, the Board, including the Independent Directors, did not identify any single factor as determinative. Individual Directors may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Board, including the Independent Directors, in connection with its approval of the continuation of the Advisory Agreement included the factors listed below.

In addition to the materials requested by the Board in connection with their consideration of the renewal of the Advisory Agreement, it was noted that the Board received materials in advance of each regular quarterly meeting that provided information relating to the services provided by the Adviser.

As part of their deliberations, the Board members considered the following:

The nature, extent and quality of the services provided to the Fund under the Agreement. The Board considered the nature, extent and quality of the services provided by the Adviser to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. The Boards reviewed, among other things, the Advisers' investment experience. The Board received information regarding the Adviser's compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Adviser. The Board also considered the background and experience of the Adviser's senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. In addition, the Board considered the financial condition of the Adviser and ability to provide a high level and quality of service to the Fund. The Board also considered information received from the Fund's Chief Compliance Officer regarding the Adviser's compliance policies and procedures. The Board also took into account the Adviser's risk management processes. The Board considered the Adviser' brokerage policies and practices. Management reported to the Board on, among other things, its business plans and organizational changes. The Board also took into account their knowledge of management and the quality of the performance of management's duties through Board meetings, discussion and reports during the preceding year.

22	Aberdeen Latin America Equity Fund, Inc.

Supplemental Information (unaudited) (continued)

Investment performance of the Fund and the Adviser. The Board received and reviewed with management, among other performance data, information compiled by SI as to the Fund's total return, as compared to the funds in the Fund's Morningstar category (the "Morningstar Group"). Additionally, because of the limited number of funds in the Fund's Morningstar Group, the Fund's performance was also compared against a peer group consisting of other comparable closed-end funds (the "Peer Group").

The Board received and considered: information for the Fund's total return on a gross and net basis and relative to the Fund's benchmark; the Fund's share performance and premium/discount information; and the impact of foreign currency movements on the Fund's performance. The Board also received and reviewed information as to the Fund's total return against its Morningstar Group average and other comparable Aberdeen-managed funds and segregated accounts. The Board considered management's discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Board also reviewed information as to the Fund's discount/premium ranking relative to its Morningstar Group. The Board took into account management's discussion of the Fund's performance, including that the Fund's annualized net total return was at the median of the Funds in the Fund's Morningstar Group and below the median of the peers in the Fund's Peer Group for the one- and three- year periods ended September 30, 2013. The Fund's annualized total return was above the median of the Fund's Morningstar Group and above the median of the Fund's Peer Group for the five- and ten- year periods ended September 30, 2013. The Board also noted that the Fund's annualized net total returns for the one-, three-, five- and 10-year periods ended September 30, 2013 were above those of the Fund's benchmark, the MSCI EM Latin America Index.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Fund.The Board reviewed with management the effective annual management fee rate paid by the Fund to the Adviser for investment management services. Additionally, the Board received and considered information compiled at the request of the Fund by SI, comparing the Fund's effective annual management fee rate with the fees paid by the Peer Group. The Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund's total managed assets. Management noted that due to the unique strategy and structure of the Fund, Aberdeen currently does not have any closed-end funds that are directly comparable to the Fund. Management provided to the Board the annual fee schedules, payable monthly, for each US closed-end, country-specific equity fund managed by AAMAL. Although there were no other substantially similar Aberdeen-advised US vehicles against which to compare advisory fees, the Adviser provided information for other Aberdeen products with similar investment strategies to those of the Fund where available. In evaluating the Fund's advisory fees, the Board took into account the demands, complexity and quality of the investment management of the Fund.

In addition to the foregoing, the Board considered the Fund's fees and expenses as compared to its Peer Group, consisting of closed-end funds in the Fund's Morningstar expense category as compiled by SI, which indicated that the Fund's effective management fee rate (computed based on average managed assets for the six months ended June 30, 2013, and which reflects both the advisory fee and the current administration fee) was below the median expense ratio of its Peer Group; and, the Fund's annualized net total expense ratio based on average net assets for the six months ended June 30, 2013 was below the median of the Peer Group.

Economies of Scale. The Board took into account management's discussion of the Fund's management fee structure. The Board determined that the management fee structure for the Fund was reasonable and reflected economies of scale being shared between each of the Fund and the Adviser and that an increase in the size of the Fund's portfolio would add to these economies of scale. This determination was based on various factors, including that the Fund's management fee schedule provides breakpoints at higher asset levels to adjust for anticipated economies in the event of asset increase, and how the Fund's management fees compare relative to its Peer Group at higher asset levels.

The Board also considered other factors, which included but were not limited to the following:

•                  the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Fund.

•                  whether the Fund has operated in accordance with its investment objective, the Fund's record of compliance with its investment restrictions, and the compliance programs of the Adviser.

•                  the nature, quality, cost and extent of administrative services performed by Aberdeen Asset Management Inc. ("AAMI"), an affiliate of the Adviser, under a separate agreement covering administrative services.

•                  so-called "fallout benefits" to the Adviser or AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Fund's securities transactions or reputational and other indirect benefits. The Board considered any possible conflicts of

Aberdeen Latin America Equity Fund, Inc.	23

Supplemental Information (unaudited) (continued)

interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*   *   *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Directors, including the Independent Directors, concluded that renewal of the Agreement would be in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Board's Independent Directors voting separately, approved the Fund's Agreement for an additional one-year period.

24	Aberdeen Latin America Equity Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund or the Fund’s investment adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information
as of December 31, 2013

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director
Independent Directors

Enrique R. Arzac c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1941	Chairman of the Board of Directors, Nominating Committee Chairman and Audit and Valuation Committee Member	Since 1996; Chairman since 2005; current term ends at the 2015 annual meeting	Mr. Arzac is a Professor of Finance and Economics at Columbia University (education). He has served in this position since 1971.	5

Director of The Adams Express Company since 1983; Director of Petroleum and Resources Corporation, since 1987; Director of Mirae Asset Management since 2010; Director of Credit Suisse Funds since 1990.

James Cattano 1366 Wood Duck Trail Naples, FL 34108 Year of Birth: 1943	Director, Audit and Valuation Committee Chairman and Nominating Committee Member and Cost Review Committee Chairman	Since 1990; current term ends at the 2014 annual meeting	Mr. Cattano is the President of Costal Trade Corporation (international commodity trade) since October 2011. Previously, he was the President of Primary Resources Inc. (agricultural and raw materials) from 1996 to 2011.	5	Director of Credit Suisse Asset Management Income Fund, Inc. since 2006; and Director of Credit Suisse High Yield Bond Fund since 2006.

Lawrence J. Fox c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1943	Director, Nominating Committee Member	Since 2006; current term ends at the 2015 annual meeting	Mr. Fox has been a Partner at Drinker Biddle & Reath LLP (law firm) since 1972. He has also been a Lecturer at Yale Law School (education) since 2009.	4	Director of Credit Suisse Asset Management Income Fund, Inc. since 1990; Director of Credit Suisse High Yield Bond Fund since 2001; and Director of Dynasil Corp of America since 2011.

Steven Rappaport c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1948	Director, Audit and Valuation, Nominating, and Cost Review Committee Member	Since 2003; current term ends at the 2014 annual meeting	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	5

Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005.

Aberdeen Latin America Equity Fund, Inc.	25

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director	Other Directorships Held by Director

Martin Torino c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1949	Director, Audit and Valuation, Nominating, and Cost Review Committee Member	Since 1990; current term ends at the 2016 annual meeting	Mr. Torino has been President of TA USA (agricultural sector) since May 1991; President of Rio Calchaqui SA (food and beverages) since June 2007; President of Expreso Morell SA (transportation and logistics) (2009-2012).	3	Director of San Lucas S.A. since 1991; Director of Expreso Morell SA since 2007 and Director of Alistra SA since 2013.

*

Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia-Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds and Aberdeen Funds have a common investment manager and/or investment adviser, or an investment adviser that is affiliated with the Investment Adviser, and may thus be deemed to be part of the same “Fund Complex.”

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During Past Five Years
Officers

Christian Pittard* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1973	President	Since July 2009

Currently, Group Head of Product Development of Aberdeen Asset Management PLC and Director of Aberdeen Asset Managers Limited since 2010. Previously, Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of AAMI.

Jeffrey Cotton* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Chief Compliance Officer, Vice President – Compliance	Since March 2011

Currently, Vice President and Head of Compliance – Americas for AAMI. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009-2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a VP, Senior Compliance Manager at Bank of America/Columbia Management (2006-2009).

Andrea Melia* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Chief Financial Officer	Since November 2009

Currently, Vice President and Head of Fund Administration US for AAMI (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

26	Aberdeen Latin America Equity Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During Past Five Years

Megan Kennedy* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President	Since July 2009

Currently, Head of Product Management for AAMI (since 2009.) Ms. Kennedy joined AAMI in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Alan Goodson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since July 2009

Currently, Head of Product US, overseeing both Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of AAMI and joined Aberdeen in 2000.

Joanne Irvine* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1968	Vice President	Since July 2009	Currently, Head of Emerging Markets Ex. Asia on the global emerging markets equities team in London (since 1997). Ms. Irvine joined Aberdeen in 1996 in a group development role.

Devan Kaloo* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1972	Vice President	Since July 2009

Currently, Head of Global Emerging Markets (since 2005). Mr. Kaloo joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks.

Jennifer Nichols* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since July 2009

Currently, Global Head of Legal for Aberdeen (2012). Ms. Nichols serves as a Director and Vice President for AAMI since 2010.She previously served as Head of Legal – Americas from 2010-2012. She joined AAMI in October 2006.

Nick Robinson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since June 2011

Currently, Director and Head of Brazilian Equities, of Aberdeen’s operations in São Paulo. Nick joined Aberdeen in 2000 and spent eight years on the North American Equities desk, including three years based in Aberdeen’s US offices. In 2008 he returned to London to join the global emerging markets equities team. Mr. Robinson relocated to São Paulo in 2009.

Aberdeen Latin America Equity Fund, Inc.	27

Management of the Fund (unaudited) (concluded)

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served+	Principal Occupation(s) During Past Five Years

Lucia Sitar* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since July 2009	Currently, Managing U.S. Counsel for AAMI. Ms. Sitar joined AAMI in July 2007.

Hugh Young** c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1958	Vice President	Since July 2009

Mr. Young is currently a member of the Executive Management Committee of Aberdeen Asset Management PLC. He has been Managing Director of Aberdeen Asset Management Asia Limited (“AAMAL”), since 1991. Mr. Young also served as a Director of Aberdeen Asset Managers (C.I.) Limited from 2000 to June 2005 and a Director of AAMAL since 2000.

Sharon Ferrari* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer	Since June 2011	Currently, Senior Fund Administration Manager for AAMI. She joined AAMI as a Senior Fund Administrator in 2008. Prior to joining AAMI, she was an Accounting Analyst at Delaware Investments.

Heather Hasson* c/o Aberdeen Asset Management Inc. Attn: US Legal 1735 Market Street, 32nd Floor, Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary	Since March 2012	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Hasson joined AAMI as a Fund Administrator in November 2006.

*     As of December 2013, Messrs. Pittard, Cotton, Goodson, Kaloo, and Robinson and Mses. Nichols, Irvine, Melia, Kennedy, Sitar, Ferrari and Hasson hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Singapore Fund Inc., The India Fund Inc., The Asia-Tigers Fund Inc., Aberdeen Greater China Fund, Inc., Aberdeen Investment Funds and the Aberdeen Funds each of which may also be deemed to be a part of the same “Fund Complex.”

**    Mr. Young serves as an Interested Director on the Aberdeen Australia Equity Fund, Inc. and The India Fund, Inc. which has a common investment manager and/or Investment Adviser with the Fund, or an investment adviser that is affiliated with the investment manager and Investment Adviser with the Fund, and may thus be deemed to be part of the same “Fund Complex” as the Fund.

+    Officers hold their position with the Fund until a successor has been duly elected and qualified. Officers are elected annually by the Board.

28	Aberdeen Latin America Equity Fund, Inc.

Corporate Information (unaudited)

Directors	Chilean Administrator
Enrique R. Arzac, Chairman	BTG Pactual Chile S.A.
James J. Cattano	Administradora de Fondos de Inversion de Capital Extranjero
Lawrence J. Fox	Apoquindo 3721, Piso 19
Steven N. Rappaport	Santiago, Chile
Martin M. Torino
Shareholder Servicing Agent
Officers	Computershare Trust Company, N.A.
Christian Pittard, President	P.O. Box 30170
Jeffrey Cotton, Vice President and Chief Compliance Officer	College Station, TX 77842-3170
Andrea Melia, Treasurer and Chief Financial Officer
Megan Kennedy, Vice President and Secretary
Alan Goodson, Vice President	Independent Registered Public Accounting Firm
Joanne Irvine, Vice President	PricewaterhouseCoopers LLP
Devan Kaloo, Vice President	300 Madison Avenue
Jennifer Nichols, Vice President	New York, NY 10017
Nick Robinson, Vice President
Lucia Sitar, Vice President	Legal Counsel
Hugh Young, Vice President	Willkie Farr & Gallagher LLP
Sharon Ferrari, Assistant Treasurer	787 Seventh Avenue
Heather Hasson, Assistant Secretary	New York, NY 10019

Investment Adviser	Investor Relations
Aberdeen Asset Managers Limited	Aberdeen Asset Management Inc.
Bow Bells House	1735 Market Street, 32nd Floor
1 Bread Street	Philadelphia, PA 19103
London, United Kingdom	1-866-839-5205
EC4M 9HH	InvestorRelations@aberdeen-asset.com

Administrator & Custodian
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, MA 02110-1548

Aberdeen Asset Managers Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Latin America Equity Fund, Inc. are traded on the NYSE MKT Exchange under the symbol “LAQ”. Information about the Fund’s net asset value and market price is available at www.aberdeenlaq.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Latin America Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

*Diversification does not necessarily ensure return or protect against a loss.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

Item 2. Code of Ethics.

As of December 31, 2013, the Registrant had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”).  During the period covered by this report, there were no material changes to the Code of Ethics.  During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.  A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the Registrant has determined that each of the following members of the Board’s Audit and Valuation Committee qualifies as an “Audit Committee Financial Expert,” as that term is defined in Item 3 of Form N-CSR: Enrique R. Arzac and Steven N. Rappaport.  Mr. Arzac and Mr. Rappaport are both considered by the Board to be “Independent Directors,” as that term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)         through (d).  Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit Related Fees	(c) [1] Tax Fees	(d)[2] All Other Fees
December 31, 2013	$43,600	$0	$5,400	$0
December 31, 2012	$43,600	$0	$5,400	$14,480

(1)         Services include tax services in connection with the Registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

(2)         Services include local government review and repatriation processes.

(e) Below are the Registrant’s Pre-Approval Policies and Procedures

(1)         The  Registrant’s audit committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate the Fund’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Registrant, consistent with the PCAOB Rule 3526 or any other applicable auditing standard.  The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Registrant’s investment adviser that the Registrant, the investment adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence.

(2)         None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not Applicable.

(g) Non-Audit Fees

The aggregate fees billed by PwC for non-audit services rendered to the Registrant, the Registrant’s Investment Adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the Investment Adviser that provided ongoing services to the Registrant (“Covered Service Providers”) for the fiscal year ended December 31, 2013 was $834,857.  The aggregate fees billed by PWC for non-audit services rendered to the Registrant, the Investment Adviser and any Covered Service Providers for the fiscal year ended December 31, 2012 was $2,254,290.

(h) The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 –           Audit Committee of Listed Registrants.

(a)                        The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)).

For the fiscal year ended December 31, 2013, the audit committee members were:

Enrique R. Arzac

James J. Cattano

Steven N. Rappaport

Martin M. Torino

(b)                     Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Adviser’s proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Investment Adviser are included as Exhibit (d).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The information in the table below is as of March 6, 2014.

Individual & Position	Services Rendered	Past Business Experience
Devan Kaloo Head of Global Emerging Markets	Responsible for global emerging market equity portfolio management

Joined Aberdeen in 2000 on the Asian portfolio team before becoming responsible for the Asian ex Japan region as well as regional portfolios within emerging market mandates and technology stocks. Previously, worked for Martin Currie on the North American desk before transferring to the global asset allocation team and then Asian portfolios.

Joanne Irvine Head of Emerging Markets ex Asia	Responsible for emerging market equity portfolio management

Joined Aberdeen in 1996 in a group development role, and moved to the Global Emerging Markets Equity team in 1997.Currently Head of Emerging Markets (ex-Asia) on the Global Emerging Markets Equity team in London.

Brunella Isper Investment Manager	Responsible for global emerging market equity portfolio management	Joined Aberdeen in 2010 from Bresser Asset Management where she worked as an Equity Research Analyst. Currently Investment Manager on the Global Emerging Markets Equity Team.
Fiona Manning Senior Investment Manager	Responsible for global emerging market equity portfolio management

Joined Aberdeen in 2005 via the acquisition of Deutsche Asset Management’s London and Philadelphia fixed income businesses. Currently Senior Investment Manager on the Global Emerging Markets Equity team.

Nick Robinson Director – Head of Brazilian Equities	Responsible for investment management on the Global Emerging Markets Equity team and Director of Aberdeen’s operations in São Paulo, Brazil

Joined Aberdeen in 2000 and spent eight years on the North American Equities desk, including three years based in Aberdeen’s US offices. In 2008 he returned to London to join the global emerging markets equities team. Nick relocated to São Paulo, Brazil in 2009.

(a)(2)  The information in the table below is as of December 31, 2013.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Devan Kaloo	Registered Investment Companies	10	$12,030.04	0	$0
	Pooled Investment Vehicles	25	$28,733.24	0	$0
	Other Accounts	53	$18,345.24	5	$1,470.54

Joanna Irvine	Registered Investment Companies	10	$12,030.04	0	$0
	Pooled Investment Vehicles	25	$28,733.24	0	$0
	Other Accounts	53	$18,345.24	5	$1,470.54

Brunella Isper	Registered Investment Companies	10	$12,030.04	0	$0
	Pooled Investment Vehicles	25	$28,733.24	0	$0
	Other Accounts	53	$18,345.24	5	$1,470.54

Fiona Manning	Registered Investment Companies	10	$12,030.04	0	$0
	Pooled Investment Vehicles	25	$28,733.24	0	$0
	Other Accounts	53	$18,345.24	5	$1,470.54

Nick Robinson	Registered Investment Companies	10	$12,030.04	0	$0
	Pooled Investment Vehicles	25	$28,733.24	0	$0
	Other Accounts	53	$18,345.24	5	$1,470.54

Total assets are as of December 31, 2013 and have been translated to U.S. dollars at a rate of £1.00 = $1.66.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together Aberdeen), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts”, including (1) mutual funds; (2) other pooled investment vehicles; and (3) other accounts that may pay advisory fees that are based on account performance (“performance-based fees”), may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such performance-based fees may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for a Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of Aberdeen that the benefits from the Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. Aberdeen has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(a)(3)

Aberdeen Asset Management PLC’s (“Aberdeen”) remuneration policies are designed to support its business strategy, as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for its clients and shareholders.   Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards which are payable to all members of staff are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises of a mixture of cash and deferred shares in Aberdeen PLC or select Aberdeen funds (where applicable).  Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme.  The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practice amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to the Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, the Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts they manage.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(a)(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of December 31, 2013
Devan Kaloo	None
Joanna Irvine	None
Brunella Isper	None
Fiona Manning	None
Nick Robinson	None

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
January 1, 2013 through January 31, 2013	0	0	0	345,575
February 1, 2013 through	0	0	0	345,575

February 28, 2013
March 1, 2013 through March 31, 2013	0	0	0	345,575
April 1, 2013 through April 30, 2013	0	0	0	345,575
May 1, 2013 through May 31, 2013	0	0	0	345,575
June 1, 2013 through June 30, 2013	0	0	0	345,575
July 1, 2013 through July 31, 2013	0	0	0	345,575
August 1, 2013 through August 31, 2013	0	0	0	345,575
September 1, 2013 through September 30, 2013	0	0	0	345,575
October 1, 2013 through October 31, 2013	0	0	0	345,575
November 1, 2013 through November 30, 2013	0	0	0	345,575
December 1, 2013 through December 31, 2013	0	0	0	345,575

Total	0	0	0	-

1  The plan was announced on November 16, 2007.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. The plan does not have an expiration date. The number of shares in columns (c) and (d) represent the aggregate number of shares purchased under the plan at each month end and the total number of shares that may still be purchased under the plan at each month end, respectively.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended December 31, 2013, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)         It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30a-3(c)) (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)         There have been no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics of the Registrant as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(c)	Proxy Voting Policy of Registrant.

(d)	Proxy Voting Policies and Procedures of Investment Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Latin America Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Latin America Equity Fund, Inc.

Date:	March 6, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Latin American Equity Fund, Inc.

Date:	March 6, 2014

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Latin America Equity Fund, Inc.

Date:	March 6, 2014

EXHIBIT LIST

12(a)(1) – Code of Ethics

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c) – Registrant’s Proxy Voting Policies

12(d) –Investment Adviser’s Proxy Voting Policies